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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this S-3 Registration Statement of Zions Bancorporation of our report dated January 16, 1998 on Sumitomo Bank of California's 1997 financial statements included in Zions Bancorporation's previously filed Form 8-K (filed April 15, 1998) and to all references to our firm included in this Registration Statement.

                                          /s/ Arthur Andersen LLP

San Francisco, California
April 30, 1998